Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1998, included in the U.S. Can Corporation Annual Report on Form 10- K/A-1 for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen



                                            ARTHUR ANDERSEN LLP




Chicago, Illinois
 June 10, 1998